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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): May 29, 2001


                              VIRATA CORPORATION
            (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                        000-28157               77-0521696
  (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                       2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA 95054

              (Address of Principal Executive Offices) (Zip Code)




      Registrant's Telephone Number, Including Area Code: (408) 566-1000





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Item 5.           Other Events.
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      On May 29, 2001, the Registrant announced that its annual meeting of stockholders will be held on August 21, 2001, at 10:00 a.m. at the Westin Hotel, located at 5101 Great America Parkway in Santa Clara, California. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the corresponding press release issued May 29, 2001.


Item 7.           Financial Statements, Pro Forma and Exhibits.
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(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit No.         Description
         -----------         -----------

         99.1                Press Release issued May 29, 2001.
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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of May 29, 2001

                                            VIRATA CORPORATION


                                            By:     /s/ ANDREW M. VOUGHT
                                               ------------------------------
                                               Andrew M. Vought
                                               Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit No.              Description
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99.1                     Press Release issued May 29, 2001.
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